------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) January 31, 2005


                                  CWABS, INC.
 -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                  333-109272             95-4596514
  ----------------------------       -------------       -------------------
  (State or Other Jurisdiction        (Commission         (I.R.S. Employer
        of Incorporation)             File Number)       Identification No.)

       4500 Park Granada
     Calabasas, California                                      91302
  ----------------------------                              -------------
     (Address of Principal                                   (Zip Code)
       Executive Offices)



Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------
Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------

     CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of June 29, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-G.


----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 24, 2004 and the Prospectus Supplement dated June 28, 2004 of CWABS, Inc., relating to its CWABS Home Equity Loan Trust 2004-G, Revolving Home Equity Loan Asset-Backed Notes, Series 2004-G.

The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation mortgage loans and the related mortgage properties as of the close of business on the Statistical Calculation Date.


                                                            Loan Group 1
                                          Principal Balances for the Group 1 Mortgage Loans

                                                         Percent of                 Weighted   Weighted     Weighted      Weighted
                               Aggregate      Number      Aggregate     Average     Average    Average       Average       Average
                               Principal        of        Principal     Current     Gross      Remaining     Credit      Original
 Range of Principal             Balance      Mortgage      Balance     Principal    Mortgage     Term        Bureau      Loan-to-
     Balances ($)             Outstanding      Loans     Outstanding    Balance       Rate     (months)    Risk Score   Value Ratio
--------------------------   -------------   --------    -----------  ----------   ---------  ----------   ----------   ----------
Less than or equal to 0.00.. $           0        19         (1)       $      0        N/A        N/A          N/A          N/A
      0.01 - 10,000.00......       132,412        28        0.03%         4,729       4.470%     282.05        737         54.5%
 10,000.01 - 20,000.00......     1,451,961        92        0.32         15,782       4.400      290.92        755         44.2
 20,000.01 - 30,000.00......     2,870,157       110        0.63         26,092       4.351      295.28        730         47.1
 30,000.01 - 40,000.00......     3,325,382        94        0.73         35,376       4.275      296.40        730         47.0
 40,000.01 - 50,000.00......     6,414,708       136        1.41         47,167       4.339      295.36        720         52.5
 50,000.01 - 60,000.00......     7,343,754       132        1.61         55,635       4.220      296.25        711         55.3
 60,000.01 - 70,000.00......     8,505,347       130        1.87         65,426       4.240      296.56        707         65.6
 70,000.01 - 80,000.00......    12,628,653       168        2.77         75,171       4.223      294.45        704         68.1
 80,000.01 - 90,000.00......    12,999,423       152        2.85         85,523       4.208      293.74        709         75.1
 90,000.01 - 100,000.00.....    18,431,583       191        4.04         96,500       4.290      291.02        708         73.9
100,000.01 - 125,000.00.....    53,870,515       475       11.82        113,412       4.188      296.45        702         81.0
125,000.01 - 150,000.00.....    81,800,785       588       17.94        139,117       4.150      296.87        699         81.2
150,000.01 - 175,000.00.....    40,512,021       250        8.89        162,048       4.059      296.69        719         84.4
175,000.01 - 200,000.00.....    44,200,169       235        9.70        188,086       4.097      297.52        723         81.9
200,000.01 - 225,000.00.....    38,048,720       179        8.35        212,563       4.101      296.75        717         85.7
225,000.01 - 250,000.00.....    39,192,118       164        8.60        238,976       4.091      297.83        724         82.5
250,000.01 - 275,000.00.....    25,810,480        98        5.66        263,372       4.044      297.88        719         84.5
275,000.01 - 300,000.00.....    29,821,914       103        6.54        289,533       4.157      297.27        721         80.9
300,000.01 - 325,000.00.....    21,975,126        70        4.82        313,930       4.032      297.85        717         84.9
325,000.01 - 350,000.00.....     3,969,826        12        0.87        330,819       3.865      297.09        737         82.5
350,000.01 - 375,000.00.....       744,944         2        0.16        372,472       4.619      298.50        703         81.8
375,000.01 - 400,000.00.....       377,174         1        0.08        377,174       4.125      298.00        687         90.0
450,000.01 - 475,000.00.....       472,178         1        0.10        472,178       4.000      289.00        721         70.0
475,000.01 - 500,000.00.....       999,725         2        0.22        499,862       3.875      298.50        745         83.7
                             -------------     -----      -------
         Total               $ 455,899,076     3,432      100.00%
                             =============     =====      =======


---------------
(1) Less than 0.01%

     As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 1 was approximately $132,838.


                                            Loan Programs for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted     Weighted
                                 Aggregate     Number      Aggregate     Average     Average      Average    Average      Average
                                 Principal       of        Principal     Current      Gross      Remaining    Credit      Original
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau      Loan-to-
Description of Loan Programs    Outstanding    Loans      Outstanding    Balance       Rate      (months)   Risk Score  Value Ratio
------------------------------  -----------    ---------  -----------   ---------   ----------  ---------  -----------  -----------
10 Year Draw, 0  Year Repay... $   2,334,560        23        0.51%    $  101,503     4.477%     112.13        718         72.9%
3 Year Draw, 10 Year Repay....        32,131         2        0.01         16,066     6.009       83.00        741         53.1
5 Year Draw, 10 Year Repay....         8,342         1       (1)            8,342     8.000      107.00        679         18.8
10 Year Draw, 15 Year Repay...   453,401,490     3,401       99.45        133,314     4.134      297.59        713         79.9
15 Year Draw, 0  Year Repay...        64,680         1        0.01         64,680     5.000      178.00        718         19.4
15 Year Draw, 10 Year Repay...        57,873         4        0.01         14,468     3.455      298.38        700         41.8
                               -------------     -----      ------
         Total                 $ 455,899,076     3,432      100.00%
                               =============     =====      ======

---------------
(1) Less than 0.01%


                                              Loan Rates for the Group 1 Mortgage Loans

                                                           Percent of                Weighted     Weighted   Weighted     Weighted
                                 Aggregate     Number      Aggregate     Average     Average      Average    Average      Average
                                 Principal       of        Principal     Current      Gross      Remaining    Credit      Original
                                  Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau      Loan-to-
Description of Loan Programs    Outstanding    Loans      Outstanding    Balance       Rate      (months)   Risk Score  Value Ratio
------------------------------  -----------    ---------  -----------   ---------   ----------  ---------  -----------  -----------
  Less than or equal to 3.000  $     429,583        8        0.09%     $   53,698      3.000%     299.00       683          48.7%
  3.001 -   3.500...........       2,820,454       14        0.62         201,461      3.500      297.54       723          74.7
  3.501 -   4.000...........     354,236,602    2,543       77.70         139,299      3.904      297.31       714          81.3
  4.001 -   4.500...........      37,241,375      308        8.17         120,914      4.334      293.39       707          75.6
  4.501 -   5.000...........      12,146,971      104        2.66         116,798      4.702      285.44       712          82.4
  5.001 -   5.500...........      37,367,432      337        8.20         110,883      5.340      296.52       711          71.1
  5.501 -   6.000...........       5,030,149       45        1.10         111,781      5.817      297.16       705          74.7
  6.001 -   6.500...........       3,901,045       42        0.86          92,882      6.271      297.63       720          84.0
  6.501 -   7.000...........       1,809,740       20        0.40          90,487      6.764      297.54       719          71.7
  7.001 -   7.500...........          67,414        2        0.01          33,707      7.447      252.82       746          20.0
  7.501 -   8.000...........         625,923        6        0.14         104,320      7.868      295.56       689          74.4
  8.001 -   8.500...........         207,394        2        0.05         103,697      8.500      293.92       647          90.0
10.501 - 11.000.............          14,994        1       (1)            14,994     10.875      290.00       779          80.0
                               -------------    -----      -------
         Total                 $ 455,899,076    3,432      100.00%
                               =============    =====      =======

---------------
(1) Less than 0.01%


         As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 4.136%.



                                Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                           Percent of                 Weighted   Weighted     Weighted     Weighted
                                  Aggregate    Number      Aggregate      Average     Average    Average       Average      Average
                                  Principal      of         Principal     Current      Gross    Remaining      Credit      Original
 Range of Months Remaining to      Balance     Mortgage     Balance      Principal    Mortgage    Term         Bureau      Loan-to-
      Scheduled Maturity         Outstanding    Loans     Outstanding     Balance       Rate     (months)    Risk Score  Value Ratio
------------------------------  ------------  ---------   -----------    ---------   ---------  ---------    ----------  -----------
73 - 84  ...................    $      32,131        2        0.01%     $   16,066      6.009%      83.00        741         53.1%
97 - 108 ...................            8,342        1       (1)             8,342      8.000      107.00        679         18.8
109 - 120...................        2,334,560       23        0.51         101,503      4.477      112.13        718         72.9
169 - 180...................           64,680        1        0.01          64,680      5.000      178.00        718         19.4
217 - 228...................          277,654        8        0.06          34,707      4.415      227.56        755         34.3
229 - 240...................           49,748        1        0.01          49,748      4.750      229.00        716         44.6
277 - 288...................          502,581        6        0.11          83,763      4.231      285.65        744         77.8
289 - 300...................      452,629,380    3,390       99.28         133,519      4.134      297.65        713         79.9
                                -------------    -----      -------
         Total                  $ 455,899,076    3,432      100.00%
                                =============    =====      =======

---------------
(1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 1 was approximately 297.

         The above table assumes that the draw period for the statistical calculation mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.



                                    Original Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                           Percent of                Weighted   Weighted    Weighted     Weighted
                                  Aggregate    Number      Aggregate     Average     Average    Average      Average      Average
                                  Principal      of        Principal     Current     Gross      Remaining    Credit      Original
      Range of Original            Balance     Mortgage     Balance     Principal    Mortgage    Term        Bureau      Loan-to-
   Loan-to-Value Ratio (%)       Outstanding    Loans    Outstanding     Balance       Rate     (months)    Risk Score  Value Ratio
------------------------------  ------------  ---------  -----------    ---------   ---------  ---------    ----------  -----------
 0.01 - 10.00.................  $     685,023       17        0.15%     $   40,295    4.113%     294.08        718          8.0%
10.01 - 20.00.................      4,170,166       98        0.91          42,553    4.252      289.37        738         17.1
20.01 - 30.00.................      7,419,797      126        1.63          58,887    4.077      294.62        734         26.5
30.01 - 40.00.................     12,558,689      159        2.75          78,985    4.168      293.72        725         35.1
40.01 - 50.00.................     16,674,512      176        3.66          94,742    4.206      295.20        720         45.6
50.01 - 60.00.................     19,103,918      170        4.19         112,376    4.104      295.79        732         55.4
60.01 - 70.00.................     31,689,078      271        6.95         116,934    4.183      297.16        729         66.6
70.01 - 80.00.................    101,505,546      686       22.26         147,967    4.060      296.71        720         77.1
80.01 - 90.00.................    132,903,579    1,004       29.15         132,374    4.251      296.88        694         88.3
90.01 - 100.00................    129,188,768      725       28.34         178,191    4.058      297.04        716         94.5
                                -------------    -----      -------
         Total                  $ 455,899,076    3,432      100.00%
                                =============    =====      =======

         As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans in loan group 1 was 79.86%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.


                                       Geographic Distribution for the Group 1 Mortgage Loans

                                                           Percent of                Weighted   Weighted    Weighted     Weighted
                                  Aggregate    Number      Aggregate     Average     Average    Average      Average      Average
                                  Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                   Balance     Mortgage     Balance     Principal    Mortgage    Term        Bureau      Loan-to-
           State                 Outstanding    Loans    Outstanding     Balance       Rate     (months)    Risk Score  Value Ratio
------------------------------  ------------  ---------  -----------    ---------   ---------  ---------    ----------  -----------
Alabama....................     $  10,403,880       79        2.28%     $ 131,695     4.101%     295.26        708         85.4%
Alaska.....................         4,093,389       20        0.90        204,669     4.015      298.33        712         78.3
Arizona....................        15,909,330      116        3.49        137,149     4.213      297.18        721         81.2
California.................        40,561,760      273        8.90        148,578     4.182      296.82        722         69.3
Colorado...................        19,018,708      120        4.17        158,489     4.008      297.78        719         79.5
Connecticut................         2,645,045       19        0.58        139,213     4.147      288.14        725         74.4
Delaware...................         1,139,763        9        0.25        126,640     4.040      296.58        693         76.2
District of Columbia.......           128,617        2        0.03         64,308     3.862      297.36        636         40.9
Florida....................        36,368,253      279        7.98        130,352     4.330      296.97        717         81.0
Georgia....................        12,836,091       88        2.82        145,865     4.026      294.59        711         82.4
Hawaii.....................         3,804,830       20        0.83        190,242     3.893      296.90        736         74.1
Idaho......................         4,296,268       33        0.94        130,190     4.203      298.03        728         85.5
Illinois...................        11,890,508      108        2.61        110,097     4.215      296.00        704         78.6
Indiana....................        13,987,926      128        3.07        109,281     4.069      298.09        690         87.3
Iowa.......................         3,406,710       30        0.75        113,557     3.991      298.46        702         84.5
Kansas.....................         3,498,951       34        0.77        102,910     4.051      297.45        707         83.7
Kentucky...................        13,230,853       98        2.90        135,009     4.122      297.67        703         87.5
Louisiana..................         3,209,833       26        0.70        123,455     4.035      298.18        722         83.3
Maine......................           221,946        2        0.05        110,973     4.659      298.32        823         63.6
Maryland...................         4,998,580       39        1.10        128,169     4.227      296.88        728         69.6
Massachusetts..............         7,471,739       58        1.64        128,823     4.305      294.42        719         67.3
Michigan...................        33,564,248      250        7.36        134,257     4.075      294.09        710         81.9
Minnesota..................        12,042,110       81        2.64        148,668     4.162      297.92        710         81.8
Mississippi................         2,071,096       20        0.45        103,555     4.076      297.54        713         83.3
Missouri...................        23,365,523      181        5.13        129,091     4.043      297.91        701         83.8
Montana....................         1,317,305       12        0.29        109,775     3.986      298.45        728         73.6
Nebraska...................        16,420,917      133        3.60        123,466     4.157      293.88        713         84.8
Nevada.....................           472,301        4        0.10        118,075     3.978      297.85        707         90.1
New Hampshire..............         1,273,912       10        0.28        127,391     4.236      297.78        724         88.1
New Jersey.................         1,552,105       13        0.34        119,393     4.368      296.01        723         64.8
New Mexico.................        10,641,755       83        2.33        128,214     4.151      296.03        715         67.5
New York...................         1,525,348       12        0.33        127,112     3.990      296.44        733         79.2
North Carolina.............         8,958,519       55        1.97        162,882     3.944      293.32        696         80.8
North Dakota...............         9,784,687       78        2.15        125,445     4.328      296.92        712         65.7
Ohio.......................        13,137,943      118        2.88        111,339     4.122      297.77        703         83.3
Oklahoma...................         3,740,016       31        0.82        120,646     4.207      297.46        703         85.2
Oregon.....................         8,439,024       49        1.85        172,225     4.198      295.22        730         80.4
Pennsylvania...............        15,860,765      152        3.48        104,347     4.119      295.65        712         79.0
Rhode Island...............         1,016,110        8        0.22        127,014     4.177      298.03        702         69.2
South Carolina.............         6,598,069       50        1.45        131,961     4.023      297.43        716         82.7
South Dakota...............           249,522        3        0.05         83,174     5.227      298.00        700         74.9
Tennessee..................        10,796,726       88        2.37        122,690     4.071      297.91        708         86.1
Utah.......................        10,553,410       72        2.31        146,575     4.153      297.84        714         84.0
Vermont....................           148,500        1        0.03        148,500     4.000      299.00        770         90.0
Virginia...................        10,000,512       75        2.19        133,340     4.007      297.67        707         80.6
Washington.................        23,643,155      144        5.19        164,189     4.147      297.89        726         81.4
West Virginia..............           839,949        9        0.18         93,328     4.496      295.95        700         68.6
Wisconsin..................        14,266,328      113        3.13        126,251     4.081      297.25        710         82.7
Wyoming....................           496,241        6        0.11         82,707     4.827      298.09        696         49.5
                                -------------    -----      -------
         Total                  $ 455,899,076    3,432      100.00%
                                =============    =====      =======



                                 Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance     Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
    Range of Credit Scores        Outstanding    Loans    Outstanding     Balance      Rate     (months)    Risk Score  Value Ratio
-------------------------------  -------------  ---------  -----------   ---------   ---------  ---------   ----------  -----------
841 - 850......................  $     180,405        1        0.04%     $ 180,405     4.000%     297.00        842        95.0%
821 - 840......................      2,747,490       25        0.60        109,900     4.008      298.02        829        61.7
801 - 820......................     10,455,610      116        2.29         90,135     3.969      297.30        808        65.8
781 - 800......................     34,371,641      286        7.54        120,181     4.050      295.35        790        72.5
761 - 780......................     50,536,622      358       11.09        141,164     4.108      297.45        770        78.0
741 - 760......................     50,739,792      373       11.13        136,032     4.109      296.89        749        80.3
721 - 740......................     48,792,730      342       10.70        142,669     4.169      295.64        730        79.2
701 - 720......................     58,419,848      413       12.81        141,452     4.188      295.04        711        81.7
681 - 700......................     58,399,971      420       12.81        139,048     4.173      296.81        690        82.6
661 - 680......................     66,215,372      451       14.52        146,819     4.151      296.69        671        83.3
641 - 660......................     45,181,949      379        9.91        119,214     4.143      297.85        652        81.7
621 - 640......................     28,116,807      251        6.17        112,019     4.129      297.95        631        79.2
601 - 620......................      1,692,043       16        0.37        105,753     4.111      297.38        618        74.0
581 - 600......................         48,795        1        0.01         48,795     4.375      297.00        587        80.0
                                 -------------    -----      ------
         Total                   $ 455,899,076    3,432      100.00%
                                 =============    =====      ======


         As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 1 was approximately 713.



                                            Property Type for the Group 1 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance     Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
   Property Type                  Outstanding    Loans    Outstanding     Balance      Rate     (months)    Risk Score  Value Ratio
-------------------------------  ------------  ---------  -----------   ---------   ---------   ---------   ----------  -----------
Single Family................... $ 339,545,764    2,672       74.48%    $ 127,076      4.133%     296.40        711        79.2%
Planned Unit Development (PUD)..    75,925,653      449       16.65       169,099      4.068      296.93        723        82.6
Low Rise Condominium............    37,337,654      293        8.19       127,432      4.218      297.72        716        80.4
2-4 Units.......................     2,772,952       16        0.61       173,310      4.994      297.95        702        72.9
High Rise Condominium...........       317,053        2        0.07       158,527      6.791      298.00        725        93.4
                                 -------------    -----      -------
         Total                   $ 455,899,076    3,432      100.00%
                                 =============    =====      =======



                                            Gross Margins for the Group 1 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance     Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
Range of Gross Margins (%)        Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  ------------  ---------   -----------   ---------  ---------   ---------   ----------  -----------
Less than or equal to 0.000....  $ 353,455,453    2,535       77.53%     $ 139,430     3.900%     297.30        714        81.3%
0.001 - 0.250..................     16,784,605      115        3.68        145,953     4.166      296.11        695        80.3
0.251 - 0.500..................     23,288,553      212        5.11        109,852     4.406      292.10        713        73.1
0.501 - 0.750..................      9,788,545       85        2.15        115,159     4.622      287.45        708        81.9
0.751 - 1.000..................      2,583,308       22        0.57        117,423     4.929      279.03        720        84.1
1.001 - 1.250..................     23,429,766      224        5.14        104,597     5.209      296.46        711        63.2
1.251 - 1.500..................     13,960,816      114        3.06        122,463     5.484      296.58        709        83.7
1.501 - 1.750..................      3,267,893       26        0.72        125,688     5.664      298.17        700        76.0
1.751 - 2.000..................      2,185,106       21        0.48        104,053     5.933      296.01        716        76.2
2.001 - 2.250..................      2,989,809       33        0.66         90,600     6.212      297.38        714        83.5
2.251 - 2.500..................        928,485       10        0.20         92,849     6.418      298.46        742        84.2
2.501 - 2.750..................      1,374,320       11        0.30        124,938     6.725      298.07        738        71.8
2.751 - 3.000..................        564,690       10        0.12         56,469     6.225      296.34        660        61.9
3.001 - 3.250..................         84,414        2        0.02         42,207     3.726      262.95        670        16.3
3.251 - 3.500..................        123,000        2        0.03         61,500     4.939      298.43        712        31.1
3.501 - 3.750..................        289,400        3        0.06         96,467     7.715      298.07        705        59.2
3.751 - 4.000..................        336,523        3        0.07        112,174     8.000      293.40        675        87.4
4.251 - 4.500..................        207,394        2        0.05        103,697     8.500      293.92        647        90.0
5.251 - 5.500..................        242,000        1        0.05        242,000     5.750      299.00        714        84.6
6.751 - 7.000..................         14,994        1       (1)           14,994    10.875      290.00        779        80.0
                                 -------------    -----      ------
         Total                   $ 455,899,076    3,432      100.00%
                                 =============    =====      ======

         --------------------
         (1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 1 was approximately 0.145%.

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.



                                    Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
      Range of Credit               Balance     Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
  Limit Utilization Rates (%)     Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  ------------  ---------   -----------   ---------  ---------   ---------   ----------  -----------
  0.01 or less................. $           0        19         (1)      $       0      N/A        N/A          N/A         N/A
  0.01 - 10.00.................       455,051        43        0.10%        10,583     4.284%     296.80        760        65.8%
10.01 - 20.00..................       713,762        37        0.16         19,291     4.514      291.48        766        60.7
20.01 - 30.00..................     1,087,030        30        0.24         36,234     4.316      297.25        759        51.0
30.01 - 40.00..................     2,085,944        46        0.46         45,347     4.364      296.24        751        59.4
40.01 - 50.00..................     2,608,578        49        0.57         53,236     4.221      297.29        751        53.4
50.01 - 60.00..................     5,109,140        80        1.12         63,864     4.311      295.87        733        56.1
60.01 - 70.00..................     5,564,115        75        1.22         74,188     4.282      295.85        734        63.1
70.01 - 80.00..................     8,239,733        82        1.81        100,485     4.117      297.30        740        61.8
80.01 - 90.00..................    16,314,399       143        3.58        114,087     4.009      297.06        733        67.5
90.01 - 100.00.................   413,721,325     2,828       90.75        146,295     4.134      296.60        710        81.6
                                -------------     -----      ------
         Total                  $ 455,899,076     3,432      100.00%
                                =============     =====      ======

---------------
(1) Less than 0.01%

         As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 1 was approximately 91.55%.


                                          Maximum Loan Rates for the Group 1 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance     Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
    Maximum Loan Rates (%)       Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  ------------  ---------   -----------   ---------  ---------   ---------   ----------  -----------
 11.500......................   $     176,670         1        0.04%     $ 176,670    6.250%      299.00        760        90.0%
 11.850......................         143,477         1        0.03        143,477    4.000       297.00        748        82.3
 11.950......................     436,550,614     3,224       95.76        135,407    4.107       297.81        713        80.5
 16.000......................         909,118         9        0.20        101,013    4.279       230.16        718        67.5
 17.000......................         900,818        14        0.20         64,344    5.805       295.00        688        73.0
 18.000......................      17,218,379       183        3.78         94,090    4.755       269.60        725        65.7
                                -------------     -----      -------
        Total                   $ 455,899,076     3,432      100.00%
                                =============     =====      =======


         As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 12.195%.


                                            Credit Limits for the Group 1 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance     Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
  Range of Credit Limits ($)      Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-----------------------------    -------------  ---------   -----------  ---------  ---------   ---------   ----------  -----------
  10,000.01 -   20,000.00....    $     416,871       26        0.09%     $  16,034    4.411%      290.85        730        32.2%
  20,000.01 -   30,000.00....        1,306,012       58        0.29         22,517    4.510       292.34        709        38.3
  30,000.01 -   40,000.00....        1,708,496       54        0.37         31,639    4.351       295.83        719        51.0
  40,000.01 -   50,000.00....        5,894,561      153        1.29         38,527    4.291       294.83        720        49.9
  50,000.01 -   60,000.00....        6,027,734      116        1.32         51,963    4.222       296.07        703        57.3
  60,000.01 -   70,000.00....        6,980,339      116        1.53         60,175    4.238       296.28        704        65.0
  70,000.01 -   80,000.00....       11,934,038      175        2.62         68,195    4.215       294.28        704        68.6
  80,000.01 -   90,000.00....       11,804,663      143        2.59         82,550    4.198       293.55        707        77.4
  90,000.01 - 100,000.00.....       19,689,546      241        4.32         81,699    4.227       291.48        708        68.4
100,000.01 - 125,000.00......       50,340,108      466       11.04        108,026    4.214       296.31        702        81.7
125,000.01 - 150,000.00......       84,636,869      651       18.56        130,011    4.162       296.85        698        80.4
150,000.01 - 175,000.00......       40,685,864      262        8.92        155,290    4.044       296.72        720        84.5
175,000.01 - 200,000.00......       45,113,265      260        9.90        173,513    4.118       297.50        723        81.6
200,000.01 - 225,000.00......       38,671,755      192        8.48        201,415    4.107       296.73        718        84.9
225,000.01 - 250,000.00......       38,443,621      173        8.43        222,217    4.101       297.87        725        82.8
250,000.01 - 275,000.00......       23,979,860       95        5.26        252,420    4.009       297.89        715        85.0
275,000.01 - 300,000.00......       34,276,062      134        7.52        255,792    4.202       297.21        726        79.5
300,000.01 - 325,000.00......       25,907,328       90        5.68        287,859    3.999       297.74        717        83.4
325,000.01 - 350,000.00......        4,872,048       17        1.07        286,591    3.888       297.23        738        81.4
350,000.01 - 375,000.00......          634,944        3        0.14        211,648    4.854       298.37        695        83.1
375,000.01 - 400,000.00......          728,190        3        0.16        242,730    3.948       298.00        723        85.1
450,000.01 - 475,000.00......          375,000        1        0.08        375,000    3.750       299.00        710        71.2
475,000.01 - 500,000.00......        1,471,903        3        0.32        490,634    3.915       295.45        738        79.3
                                 -------------    -----      ------
         Total                   $ 455,899,076    3,432      100.00%
                                 =============    =====      ======

         As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 1 was approximately
$144,376.


                                            Lien Priority for the Group 1 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance     Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
    Lien Priority                Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  ------------  ---------   -----------   ---------  ---------   ---------   ----------  -----------
First Liens...................  $ 455,899,076     3,432      100.00%     $ 132,838    4.136%      296.60        713        79.9%
                                -------------     -----      -------
         Total                  $ 455,899,076     3,432      100.00%
                                =============     =====      =======


                                          Delinquency Status for the Group 1 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance     Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
    Deliquency Status             Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  ------------  ---------   -----------   ---------  ---------   ---------   ----------  -----------
Current.......................  $ 455,458,576     3,430       99.90%     $  132,787   4.136%      296.60        713        79.8%
30-59 Days....................        440,500         2        0.10         220,250   4.433       297.69        736        91.8
                                -------------     -----      -------
        Total                   $ 455,899,076     3,432      100.00%
                                =============     =====      =======


                                           Origination Year for the Group 1 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance     Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
    Origination Year             Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score   Value Ratio
-------------------------------  ------------  ---------   -----------   ---------  ---------   ---------   ----------  -----------
1998..........................  $     367,875        12        0.08%     $  30,656    4.681%      212.39        747        37.0%
2003..........................     26,738,763       249        5.87        107,385    4.277       275.17        724        70.1
2004..........................    428,792,437     3,171       94.05        135,223    4.127       298.01        712        80.5
                                -------------     -----      -------
         Total                  $ 455,899,076     3,432      100.00%
                                =============     =====      =======


                                                            Loan Group 2
                                          Principal Balances for the Group 2 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
    Range of Principal             Balance      Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
        Balances ($)              Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
 Less than or equal to 0.00....  $           0      5           (1)      $       0     N/A         N/A          N/A          N/A
       0.01 - 10,000.00........         13,369      4          0.01%         3,342    4.305%      296.49        751         62.7%
  10,000.01 - 20,000.00........         45,927      3          0.03         15,309    4.232       295.75        771         76.7
  20,000.01 - 30,000.00........         47,645      2          0.03         23,822    3.750       293.22        777         82.1
  30,000.01 - 40,000.00........        144,226      4          0.08         36,057    3.788       295.20        791         78.0
  40,000.01 - 50,000.00........         97,978      2          0.06         48,989    4.824       297.49        737         52.1
  50,000.01 - 60,000.00........         56,500      1          0.03         56,500    4.000       299.00        806         90.0
  60,000.01 - 70,000.00........         63,077      1          0.04         63,077    3.750       298.00        687         62.0
  80,000.01 - 90,000.00........        163,838      2          0.09         81,919    4.248       297.99        708         55.2
  90,000.01 - 100,000.00.......        389,377      4          0.22         97,344    4.547       298.25        742         71.1
 100,000.01 - 125,000.00.......        466,541      4          0.27        116,635    3.687       296.75        745         79.9
 125,000.01 - 150,000.00.......        564,878      4          0.32        141,220    4.160       298.22        766         70.4
 150,000.01 - 175,000.00.......        480,304      3          0.28        160,101    3.750       298.02        773         68.1
 175,000.01 - 200,000.00.......      1,146,766      6          0.66        191,128    4.379       297.66        732         69.4
 200,000.01 - 225,000.00.......      1,041,571      5          0.60        208,314    4.208       298.42        743         77.1
 225,000.01 - 250,000.00.......        742,885      3          0.43        247,628    4.082       298.00        735         85.0
 250,000.01 - 275,000.00.......      1,046,743      4          0.60        261,686    4.123       297.50        763         63.8
 275,000.01 - 300,000.00.......      3,221,990     11          1.85        292,908    4.379       297.27        751         64.5
 300,000.01 - 325,000.00.......      2,542,798      8          1.46        317,850    3.876       295.88        751         80.8
 325,000.01 - 350,000.00.......     15,407,481     45          8.82        342,388    4.092       297.89        724         80.5
 350,000.01 - 375,000.00.......     22,813,749     63         13.07        362,123    4.032       297.96        721         85.3
 375,000.01 - 400,000.00.......     25,012,800     64         14.33        390,825    4.161       297.91        725         83.0
 400,000.01 - 425,000.00.......      8,235,373     20          4.72        411,769    4.315       297.95        714         80.4
 425,000.01 - 450,000.00.......     12,276,126     28          7.03        438,433    4.250       297.93        733         80.1
 450,000.01 - 475,000.00.......      6,029,296     13          3.45        463,792    4.224       297.22        718         86.0
 475,000.01 - 500,000.00.......     11,777,464     24          6.75        490,728    4.370       296.87        732         78.8
 500,000.01 - 525,000.00.......      4,637,715      9          2.66        515,302    3.945       298.11        731         81.5
 525,000.01 - 550,000.00.......      7,023,238     13          4.02        540,249    4.581       297.92        736         78.0
 550,000.01 - 575,000.00.......      4,529,443      8          2.59        566,180    4.063       298.13        748         66.7
 575,000.01 - 600,000.00.......      6,527,196     11          3.74        593,381    4.646       296.72        711         76.1
 600,000.01 - 625,000.00.......      3,641,871      6          2.09        606,978    4.500       298.00        716         68.5
 625,000.01 - 650,000.00.......      3,206,295      5          1.84        641,259    4.026       298.40        728         78.8
 650,000.01 - 675,000.00.......        669,688      1          0.38        669,688    3.750       298.00        704         75.0
 675,000.01 - 700,000.00.......      1,384,637      2          0.79        692,319    3.876       298.51        712         65.1
 725,000.01 - 750,000.00.......      2,218,613      3          1.27        739,538    3.917       297.68        726         77.2
 825,000.01 - 850,000.00.......      5,041,155      6          2.89        840,193    4.855       297.83        733         67.5
 850,000.01 - 875,000.00.......        861,650      1          0.49        861,650    4.000       297.00        769         95.0
 875,000.01 - 900,000.00.......      1,792,027      2          1.03        896,014    4.559       299.00        726         75.6
 900,000.01 - 925,000.00.......      1,832,500      2          1.05        916,250    4.505       297.50        720         70.0
 925,000.01 - 950,000.00.......      2,814,382      3          1.61        938,127    5.423       298.33        731         71.3
 950,000.01 - 975,000.00.......        960,000      1          0.55        960,000    3.750       299.00        801         80.0
 975,000.01 - 1,000,000.00.....      5,966,422      6          3.42        994,404    3.959       298.17        742         62.7
 Greater than 1,000,000.00.....      7,664,126      5          4.39      1,532,825    4.494       298.13        689         75.1
                                 -------------    ---        -------
        Total                    $ 174,599,663    417        100.00%
                                 =============    ===        =======

---------------
(1) Less than 0.01%

         As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 2 was approximately $418,704.


                                            Loan Programs for the Group 2 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance     Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
 Description of Loan Programs     Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
10 Year Draw, 15 Year Repay...   $ 174,599,663    417        100.00%     $ 418,704    4.244%      297.79        727        78.4%
                                 -------------    ---        -------
         Total                   $ 174,599,663    417        100.00%
                                 =============    ===        =======




                                              Loan Rates for the Group 2 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                   Balance      Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
  Range of Loan Rates (%)         Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
Less than or equal to 3.000....  $      40,000      1          0.02%     $  40,000    3.000%      288.00        806        70.0%
 3.001 - 3.500.................      4,172,935     10          2.39        417,293    3.481       296.63        749        80.6
 3.501 - 4.000.................    118,185,260    291         67.69        406,135    3.862       297.79        727        79.4
 4.001 - 4.500.................     14,586,998     35          8.35        416,771    4.321       298.13        726        78.7
 4.501 - 5.000.................      4,086,679     10          2.34        408,668    4.829       297.92        720        84.9
 5.001 - 5.500.................     24,152,991     51         13.83        473,588    5.307       297.92        720        73.4
 5.501 - 6.000.................      5,187,559     11          2.97        471,596    5.877       297.46        730        72.2
 6.001 - 6.500.................      1,836,000      3          1.05        612,000    6.459       295.55        730        73.6
 6.501 - 7.000.................      1,766,241      4          1.01        441,560    6.802       298.72        728        75.7
 7.501 - 8.000.................        585,000      1          0.34        585,000    8.000       298.00        706        90.0
                                 -------------    ---        -------
         Total                   $ 174,599,663    417        100.00%
                                 =============    ===        =======


          As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 4.244%.



                                Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
 Range of Months Remaining to      Balance      Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
      Scheduled Maturity          Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
277 - 288....................... $     428,385      2          0.25%     $  214,193   3.907%      288.00        719        83.7%
289 - 300.......................   174,171,278    415         99.75         419,690   4.245       297.81        727        78.4
                                 -------------    ---        -------
         Total                   $ 174,599,663    417        100.00%
                                 =============    ===        =======

          As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 2 was approximately 298.

          The above table assumes that the draw period for the mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.

                                    Original Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
 Range of Original Loan-to-Value    Balance      Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
            Ratio(%)              Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
10.01 - 20.00..................  $      81,372      1          0.05%     $  81,372    4.500%      299.00        731        20.0%
30.01 - 40.00..................      1,604,588      6          0.92        267,431    3.949       297.62        700        34.6
40.01 - 50.00..................      5,245,592     13          3.00        403,507    4.246       298.15        748        45.0
50.01 - 60.00..................      9,569,628     21          5.48        455,697    4.141       297.81        730        54.5
60.01 - 70.00..................     28,815,635     64         16.50        450,244    4.513       297.74        737        67.2
70.01 - 80.00..................     61,459,062    141         35.20        435,880    4.100       297.86        728        77.1
80.01 - 90.00..................     34,365,138     84         19.68        409,109    4.488       297.47        717        88.3
90.01 - 100.00.................     33,458,649     87         19.16        384,582    4.071       297.97        723        94.5
                                 -------------    ---        -------
         Total                   $ 174,599,663    417        100.00%
                                 =============    ===        =======

          As of the Statistical Calculation Date, the weighted combined average loan-to-value ratio of the statistical calculation mortgage loans in loan group 2 was approximately 78.40%.

          The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                       Geographic Distribution for the Group 2 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance      Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
            State                 Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
Alabama........................  $   1,149,550      3          0.66%     $  383,183   4.087%      298.70        748        84.9%
Alaska.........................        356,250      1          0.20         356,250   4.000       300.00        791        94.9
Arizona........................      5,351,356     10          3.06         535,136   4.809       298.43        706        79.9
California.....................     51,023,929    118         29.22         432,406   4.166       297.72        728        77.0
Colorado.......................      6,312,227     15          3.62         420,815   4.108       297.05        729        77.3
Connecticut....................        739,500      2          0.42         369,750   4.437       297.50        783        92.5
Florida........................     11,025,799     30          6.31         367,527   4.024       297.63        725        81.8
Georgia........................        742,285      2          0.43         371,142   3.885       299.08        721        50.9
Hawaii.........................      3,176,238      6          1.82         529,373   3.926       298.39        738        74.9
Idaho..........................        964,854      3          0.55         321,618   5.569       298.12        724        81.6
Illinois.......................      3,734,785     10          2.14         373,478   4.242       297.99        707        86.3
Indiana........................        955,690      2          0.55         477,845   3.750       298.42        735        75.6
Iowa...........................        684,033      2          0.39         342,017   3.937       298.00        657        87.2
Kansas.........................         82,466      1          0.05          82,466   4.000       297.00        685        90.0
Kentucky.......................      1,993,934      4          1.14         498,483   3.837       298.37        725        76.8
Louisiana......................        936,966      2          0.54         468,483   3.920       297.72        675        85.4
Maryland.......................      2,588,495      7          1.48         369,785   4.443       298.20        705        86.8
Massachusetts..................      7,836,133     20          4.49         391,807   4.671       296.43        742        76.8
Michigan.......................      2,828,951      7          1.62         404,136   4.174       296.26        748        78.2
Minnesota......................      3,244,830      7          1.86         463,547   4.258       298.38        723        79.3
Missouri.......................      2,977,854      8          1.71         372,232   4.322       298.60        722        88.2
Montana........................        984,569      1          0.56         984,569   3.750       297.00        759        71.1
Nevada.........................      5,462,161     15          3.13         364,144   4.258       297.62        722        84.1
New Hampshire..................        564,831      2          0.32         282,415   4.506       292.69        676        89.3
New Jersey.....................     16,615,388     37          9.52         449,065   4.523       298.34        728        75.4
New York.......................      5,517,282     13          3.16         424,406   3.911       298.43        716        68.0
North Carolina.................      4,551,302     12          2.61         379,275   4.058       298.00        720        84.5
Ohio...........................      1,166,336      3          0.67         388,779   3.839       298.36        736        78.1
Oklahoma.......................        606,375      1          0.35         606,375   4.000       298.00        659        95.0
Oregon.........................      2,573,262      7          1.47         367,609   4.141       297.91        724        80.8
Pennsylvania...................      3,689,284      9          2.11         409,920   4.545       298.09        721        75.2
South Dakota...................        840,304      1          0.48         840,304   5.250       298.00        702        70.0
Tennessee......................      1,713,479      4          0.98         428,370   3.866       298.00        693        84.5
Utah...........................      3,077,620      8          1.76         384,703   4.137       298.05        717        84.2
Virginia.......................      4,951,859     12          2.84         412,655   4.487       297.40        746        77.4
Washington.....................     11,711,819     27          6.71         433,771   4.138       297.69        744        77.0
Wisconsin......................      1,867,670      5          1.07         373,534   4.553       297.17        709        81.6
                                 -------------    ---        -------
         Total                   $ 174,599,663    417        100.00%
                                 =============    ===        =======

                                 Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance      Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
    Range of Credit Scores        Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
821 - 840........................$     325,000      1          0.19%     $  325,000   3.500%      298.00        837        75.0%
801 - 820........................    6,735,852     20          3.86         336,793   4.112       297.66        804        80.7
781 - 800........................   13,274,364     37          7.60         358,767   4.096       298.00        791        74.7
761 - 780........................   22,623,849     57         12.96         396,910   4.219       297.69        770        77.1
741 - 760........................   22,746,188     57         13.03         399,056   4.124       297.78        751        75.1
721 - 740........................   25,184,558     61         14.42         412,862   4.258       298.16        731        76.7
701 - 720........................   37,160,575     77         21.28         482,605   4.438       297.71        710        80.7
681 - 700........................   20,415,484     48         11.69         425,323   4.231       297.93        690        79.8
661 - 680........................   17,974,093     40         10.29         449,352   4.182       297.17        670        80.2
641 - 660........................    5,332,621     13          3.05         410,202   4.047       297.92        654        83.7
621 - 640........................    2,231,051      3          1.28         743,684   4.809       298.47        630        81.8
601 - 620........................      400,000      2          0.23         200,000   4.000       298.00        606        93.0
561 - 580........................      196,028      1          0.11         196,028   5.250       297.00        580        50.3
                                 -------------    ---        -------
         Total                   $ 174,599,663    417        100.00%
                                 =============    ===        =======

          As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 2 was approximately 727.

                                            Property Type for the Group 2 Mortgage Loans


                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance      Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
       Property Type              Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
Single Family..................  $ 123,597,962    292         70.79%     $  423,281   4.268%      297.78        728        76.9%
Planned Unit Development (PUD).     38,129,533     94         21.84         405,633   4.188       297.81        722        81.8
Low Rise Condominium...........     12,872,168     31          7.37         415,231   4.190       297.79        727        82.9
                                 -------------    ---        -------
         Total                   $ 174,599,663    417        100.00%
                                 =============    ===        =======




                                            Gross Margins for the Group 2 Mortgage Loans


                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance      Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
 Range of Gross Margins (%)       Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
Less than or equal to 0.000.....  $ 119,281,650    296       68.32%     $  402,979     3.847%     297.71       728        79.4%
0.001 - 0.250...................      9,313,275     21        5.33         443,489     4.169      298.46       724        76.4
0.251 - 0.500...................      7,832,518     19        4.49         412,238     4.368      298.12       734        81.4
0.501 - 0.750...................      1,665,694      5        0.95         333,139     4.625      297.72       726        89.6
0.751 - 1.000...................      2,978,736      6        1.71         496,456     4.788      298.24       721        83.4
1.001 - 1.250...................     18,613,238     39       10.66         477,263     5.250      298.01       724        69.7
1.251 - 1.500...................      5,539,753     12        3.17         461,646     5.499      297.63       709        85.6
1.501 - 1.750...................        500,000      2        0.29         250,000     5.750      297.00       748        43.3
1.751 - 2.000...................      4,687,559      9        2.68         520,840     5.891      297.51       728        75.3
2.001 - 2.250...................        691,500      2        0.40         345,750     6.533      299.00       725        68.3
2.251 - 2.500...................      1,536,000      2        0.88         768,000     6.500      294.88       735        79.5
2.501 - 2.750...................        834,741      2        0.48         417,370     6.698      298.41       752        60.9
2.751 - 3.000...................        540,000      1        0.31         540,000     7.000      299.00       685        90.0
3.751 - 4.000...................        585,000      1        0.34         585,000     8.000      298.00       706        90.0
                                  -------------     ---     -------
         Total                    $ 174,599,663     417     100.00%
                                  =============     ===     =======


          As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 2 was approximately 0.250%.

          The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.



                                   Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                          Percent of               Weighted    Weighted    Weighted     Weighted
                                 Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                 Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                  Balance      Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
 Range of Gross Margins (%)     Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
------------------------------ -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
 0.01 or less.................  $           0      5         (1)     $        0       N/A        N/A          N/A          N/A
 0.01 - 10.00.................        349,145     15        0.20%        23,276      4.152%     295.69        770         70.5%
10.01 - 20.00.................        510,841      6        0.29         85,140      4.109      298.50        736         64.9
20.01 - 30.00.................      1,609,499      8        0.92        201,187      4.096      297.70        754         67.6
30.01 - 40.00.................      1,503,641      9        0.86        167,071      3.946      297.78        740         62.7
40.01 - 50.00.................      2,529,569      9        1.45        281,063      4.365      297.93        771         66.3
50.01 - 60.00.................      1,407,952      6        0.81        234,659      4.586      298.21        740         65.5
60.01 - 70.00.................      4,465,912     12        2.56        372,159      3.981      297.67        747         67.5
70.01 - 80.00.................      6,255,632     17        3.58        367,978      4.112      298.23        734         71.0
80.01 - 90.00.................      5,828,504     15        3.34        388,567      4.135      297.65        743         72.3
90.01 - 100.00................    150,138,967    315       85.99        476,632      4.262      297.78        724         79.9
                                -------------    ---      -------
         Total                  $ 174,599,663    417      100.00%
                                =============    ===      =======


---------------
(1) Less than 0.01%

          As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 2 was approximately 86.49%.



                                         Maximum Loan Rates for the Group 2 Mortgage Loans




                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance      Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
 Maximum Loan Rates (%)           Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
 11.950........................  $ 170,161,813    406       97.46%      $  419,118    4.205%     297.85       727          78.4%
 18.000........................      4,437,850     11        2.54          403,441    5.751      295.36       717          77.5
                                 -------------    ---      -------
         Total                   $ 174,599,663    417      100.00%
                                 =============    ===      =======



          As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 12.103%.



                                           Credit Limits for the Group 2 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance      Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
 Range of Credit Limits ($)       Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
$200,000.01 - $225,000.00......   $     217,600      1        0.12%    $  217,600      5.250%     300.00        664         80.0%
$325,000.01 - $350,000.00......      13,271,864     44        7.60        301,633      4.157      297.74        718         82.1
$350,000.01 - $375,000.00......      23,694,258     69       13.57        343,395      4.046      298.00        726         85.1
$375,000.01 - $400,000.00......      26,620,201     78       15.25        341,285      4.157      297.76        726         84.2
$400,000.01 - $425,000.00......       8,651,279     23        4.95        376,143      4.363      297.79        715         79.8
$425,000.01 - $450,000.00......      13,291,982     34        7.61        390,941      4.195      297.90        732         79.8
$450,000.01 - $475,000.00......       5,811,291     14        3.33        415,092      4.146      297.17        721         86.5
$475,000.01 - $500,000.00......      16,339,396     44        9.36        371,350      4.248      297.09        732         74.7
$500,000.01 - $525,000.00......       3,618,215      9        2.07        402,024      4.035      297.57        737         80.9
$525,000.01 - $550,000.00......       6,800,393     13        3.89        523,107      4.712      298.06        727         77.7
$550,000.01 - $575,000.00......       5,785,283     11        3.31        525,935      3.972      298.13        743         72.6
$575,000.01 - $600,000.00......       7,897,088     15        4.52        526,473      4.453      296.77        728         72.3
$600,000.01 - $625,000.00......       2,411,463      4        1.38        602,866      4.844      298.00        709         81.2
$625,000.01 - $650,000.00......       3,984,332      7        2.28        569,190      3.750      298.25        720         70.0
$650,000.01 - $675,000.00......       1,310,110      2        0.75        655,055      4.117      298.00        711         82.3
$675,000.01 - $700,000.00......          50,000      1        0.03         50,000      5.375      297.00        733         70.0
$700,000.01 - $725,000.00......       1,138,178      4        0.65        284,544      3.811      298.53        769         77.7
$725,000.01 - $750,000.00......       2,540,712      6        1.46        423,452      3.905      297.99        747         67.7
$750,000.01 - $775,000.00......         738,000      1        0.42        738,000      3.750      297.00        711         75.0
$775,000.01 - $800,000.00......         798,333      3        0.46        266,111      4.709      298.23        744         64.1
$825,000.01 - $850,000.00......       4,211,731      5        2.41        842,346      4.654      298.00        733         67.5
$850,000.01 - $875,000.00......         916,650      3        0.53        305,550      3.952      296.64        771         93.5
$875,000.01 - $900,000.00......       1,792,027      2        1.03        896,014      4.559      299.00        726         75.6
$900,000.01 - $925,000.00......       2,661,924      3        1.52        887,308      4.932      297.35        723         69.3
$925,000.01 - $950,000.00......       2,932,555      4        1.68        733,139      5.346      298.36        733         72.0
$950,000.01 - $975,000.00......         960,000      1        0.55        960,000      3.750      299.00        801         80.0
$975,000.01 - $1,000,000.00....       7,806,036     10        4.47        780,604      4.172      298.30        740         63.0
> $1,000,000.00................       8,348,763      6        4.78      1,391,461      4.433      298.12        693         73.7
                                  -------------    ---      -------
         Total                    $ 174,599,663    417      100.00%
                                  =============    ===      =======



          As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 2 was approximately $493,661.



                                           Lien Priority for the Group 2 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance      Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
          Lien Property           Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
First Liens....................  $ 174,599,663     417      100.00%      $  418,704   4.244%     297.79        727        78.4%
                                 -------------     ---      -------
         Total                   $ 174,599,663     417      100.00%
                                 =============     ===      =======






                                         Delinquency Status for the Group 2 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance      Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
       Delinquency Status         Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
Current........................  $ 174,224,663     416       99.79%      $  418,809   4.242%     297.79        727        78.4%
30 - 59 Days...................        375,000       1        0.21          375,000   5.250      298.00        725        62.6
                                 -------------     ---     -------
         Total                   $ 174,599,663     417     100.00%
                                 =============     ===     =======






                                          Origination Year for the Group 2 Mortgage Loans

                                                            Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate     Number      Aggregate    Average     Average    Average      Average      Average
                                   Principal      of        Principal     Current     Gross      Remaining    Credit      Original
                                    Balance      Mortgage     Balance     Principal   Mortgage     Term        Bureau      Loan-to-
         Origination Year         Outstanding    Loans     Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------  -------------  --------   -----------   ---------  ---------   ---------   ----------  -----------
2003............................ $   7,157,562      22        4.10%      $ 325,344     4.092%     290.73       714        80.6%
2004............................   167,442,101     395       95.90         423,904     4.251      298.09       727        78.3
                                 -------------     ---      -------
         Total                   $ 174,599,663     417      100.00%
                                 =============     ===      =======


     Mortgage Loan Statistics

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
----       ------------------------------------------------------------------

          (a) Not applicable.

          (b) Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWABS, INC.


                                          By: /s/ Leon Daniels, Jr.
                                              -------------------------------
                                              Name:  Leon Daniels, Jr.
                                              Title: Vice President



Dated:  February 2, 2005



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